UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 28, 2012
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada

(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events, Financial Statements and Exhibits

Vista Gold Corp. (the “Registrant”) is filing this Current Report on Form 8-K to provide a copy of the legal opinion of Macdonald & Company LLP relating to the legality of the shares of the Registrant’s common stock (the “Compensation Option Shares”) issuable upon the exercise of 225,000 compensation options of the Registrant granted to certain underwriters in connection with the public offering of 9,000,000 shares of the Registrant’s common stock that closed on April 20, 2011.  The Compensation Option Shares are to be issued by the Registrant pursuant the Registrant’s Registration Statement on Form S-3 (File No. 333-180154) filed with the Securities and Exchange Commission on April 19, 2012 and the related prospectus supplement filed with the Securities and Exchange Commission on September 28, 2012.

Item 9.01  Exhibits

5.1           Opinion of Macdonald & Company LLP*

* This Exhibit is incorporated by reference as an exhibit to the Registration Statement (Registration No. 333-180154)

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: September 28, 2012	By: /s/ John Engele
John Engele
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Macdonald & Company LLP*

* This Exhibit is incorporated by reference as an exhibit to the Registration Statement (Registration No. 333-180154)